Exhibit 99.1

ALGT Investor Day Maurice J. Gallagher, Chairman and CEO November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Organizational Chart Overview Maury Gallagher Chairman & CEO Andrew Levy President & CFO Stations Accounting FP & A Supply Management Sales & Marketing Maintenance Flight Ops In-Flight Planning & Pricing Fleet Planning Airport & Charter Planning People Services AIS* / IT *Allegiant Information Systems Safety

Organizational Chart Re-alignment of responsibilities Maury Gallagher Chairman & CEO Andrew Levy President & CFO Mary Grace Clements VP Customer Operations Tyri Squyres VP Marketing & Sales Robert Ashcroft VP Planning In-Flight Corporate Communications Ancillary Products Consumer Marketing Call Center Pricing People Services New Reporting Relationship Existing Reporting Relationship Promotion New Title

PSB: Providing Clients with Winning Knowledge Penn, Schoen & Berland Associates Research-based strategic communications firm Founded in 1975, and part of WPP since 2001 200 person firm with offices in D.C., N.Y., L.A., San Francisco, London, Seattle, Denver, Hong Kong

Strong But Not As Relevant Strong and More Relevant Not As Relevant Nor As Strong More Relevant But Not Strong Derived Intent to Use Allegiant Air An attribute in the top right corner is a strong driver of brand usage that applies strongly to the brand – a key strength. An attribute in the lower right quadrant is a strong driver that does not strongly apply to the brand – a potential weakness where there is room for improvement. Our analytical approach looks at how respondents rate Allegiant (showing 8+9 on a 1-9 point scale)* and what actually drives usage of the brand (derived impact). The following charts are graphic representations of the brand’s attribute drivers. Explanation of Correlation Chart Stated Association with Allegiant * Each attribute was evaluated by approximately half of the respondents

Allegiant Correlation Analysis Derived Intent to Use Allegiant Air Stated Association with Allegiant Air Attributes most highly associated with usage of the brand include industry leader, ethical, cares about customers, reliable, innovator, trust and knowledgeable about travel. Less important attributes to driving usage of the brand include hotels at competitive rates, helpful website for rental car options and competitive discounts on shows and attractions. Top Drivers for Allegiant include: Industry leader Ethical Cares about customers Reliable Innovator Trust Knowledgeable about travel

 Attributes Allegiant customers most associate the brand with attributes pertaining to price/value, in addition to convenience, reliability and safety. Notably, while Allegiant is associated with attributes related to flights, the brand is not associated with those surrounding hotel, rental cars and entertainment. The key drivers of usage that Allegiant performs best on are reliable and a company I trust. Personal Travel Habits Showing % Total Describes All Offers flights at low fares 96 Offers value for the money I spend 95 Is convenient 91 Is safe 91 Is reliable 90 Is a company I trust 89 Flights are on time 89 Takes me where I like to go 86 Cares about its customers 85 Has quality in-flight service 81

ALGT Investor Day November 12, 2009

ALGT Investor Day Tyri Squyres, VP Marketing & Sales November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Marketing & Sales Sales Consumer marketing Corporate communications Call center, including customer relations New leadership as of August 2009

Know The Customer Customers can only purchase Allegiant product from Allegiant We track customer purchasing behavior on our website We leverage our customer profile information, including use of a customer relationship management (CRM) program We commission third party research How do we know our customers?

Know The Customer Who are our customers? Source: Customer Survey, 2009 by Penn, Schoen & Berland Associates

Know The Customer Carrier Median Income Median Age Married Own Home College Educated Management/Professional Allegiant(1) $104K 49 73% 84% 61% 42% Southwest(2) $109K 44 61% 75% 56% 45% US Airways(2) $94K 47 59% 73% 49% 43% Delta(2) $92K 43 61% 75% 50% 41% AirTran(3) >$75K 42 NA 67% NA NA Allegiant customers compare well to those of other airlines (1) Customer Survey, 2009 by Penn, Schoen & Berland Associates (2) 2009 MRI Survey (Spring) – In-Flight Media Demographic Comparison (3) www.airtranmagazine.com/advertise

Know The Customer Significant portion of our customers traveling more than last year Customer Survey, 2009 by Penn, Schoen & Berland Associates

Know The Customer ~1 in 3 of our customers spending more on travel/flights vs. a year ago But cutting back on furniture, everyday entertainment, clothing Continuing to spend on travel while giving up on other purchases Customer Survey, 2009 by Penn, Schoen & Berland Associates

Know The Customer Our customers like us, they really like us… Source: Customer Survey, 2009 by Penn, Schoen & Berland Associates

Know The Customer Terms customers associate with Allegiant include: “Ethical” “Cares about customers” “Reliable” “Trust” “Official Airline of the Nickel & Dime” – in fact, that’s not how we’re seen Customers associate us with positive attributes Source: Customer Survey, 2009 by Penn, Schoen & Berland Associates

Almost three in four customers have traveled Allegiant twice or more in the last two years Over 20% of customers have traveled Allegiant six or more times in the last two years Many repeat customers Source: Customer Survey, 2009 by Penn, Schoen & Berland Associates Know The Customer

Know The Customer Recently entered agreement with leading Las Vegas hotel group By changing the order of hotel website offers, we: Improved bookings for this partner by >100% Increased Allegiant revenue for these properties by >100% Made all properties top 10 room-night performers in recent “fly-free” promotion (vs zero properties in top 10 of prior year promotion) We now have data validating the power of our website to sway consumers. We will use this data to: Leverage more from our current third party relationships Develop new partnerships We can influence customer spend

Communicate Negotiate marketing support and/or dollars from airports Airports typically offer funds to support new routes Leverage free media Usually front-page news when we enter a small city for the first time Advertise ultra-low fares, targeted geographically Keep customer engaged through email and on-line programs Constantly review efforts to ensure efficiency How we do it

Reverse Traffic We focus marketing efforts on our small cities – effectively spend $0 on advertising at our major leisure destinations But we pick up significant reverse traffic anyway – it just shows up We get a lot of passengers from our bases even without advertising Percent of traffic originating in destinations Percent of traffic with first itinerary segment flown from given destination as percent of total traffic to/from that destination Source: ALGT traffic data for six months ending June 09 (1) Percent of total scheduled traffic originating in the six major leisure destinations shown, plus SF Bay Area, Myrtle Beach, Palm Springs, San Diego and Punta Gorda

Communicate

Communicate 15mm unique visitors (last 12 months) Unique visits increasing 20-30% each year 6.9 average page views 00:05:32 time on site Customers average 3-5 visits before purchasing Consistent message at www.allegiantair.com

Communicate Remembers customer information, builds customer profile Permits customization of offers Rebook past trips Retains confirmations Over 800,000 members since April launch Customers will soon be able to make changes to itinerary New customer login

Communicate Specific email offers direct customers to specific landing pages Offer mailer Landing page

Marketing & Sales Initiatives Need to sell more third party products – only 50% of our customers know we sell hotels We want our website to become a trusted seller not only of airfare, but for all other travel components We’re a TRAVEL COMPANY, not an AIRLINE Bring our air-fare credibility to our third party product sales

Summary Its all about the customer… We know them They like us We will continue to drive revenue by leveraging our one-on-one relationship with them To sum it all up…

ALGT Investor Day November 12, 2009

ALGT Investor Day Mary Grace Clements, VP Customer Operations November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Customer Operations 355 full-time and 24 part-time flight attendants Four weeks training Locally-hired Six support staff 19 management Nine bases Seven scheduled Two charter In-Flight Team

Customer Operations Scheduled-base flight-attendant productivity in block hours/month January thru October, 2008 & 2009

Buy-On-Board (“BOB”) Program Introduced on-board sales in January 2006 First to become revenue generating department Snacks, beverages, souvenirs, show tickets Introduced flight attendant commissions in September 2006 Blue Man Group (BMG) exclusive March 2008 Double digit margin from ticket sales $380,000 income generated from BMG tickets sales year to date Two aircraft painted in BMG livery, Allegiant part of BMG show Sunseeker InFlight magazine, internally developed by Sales & Marketing Developed an East & West version Highlights

Flight Attendant Pay Flight attendants pay structure Protected component – ensures FAs earn a minimum of base rate Commission component – allows FAs to earn more through selling Three-person FA crew pools selling credit for any one flight Varies by base – not all bases have equal opportunity to sell Commission resulted in an effective 10% pay increase in 2008 Acceptance of selling has changed significantly in three years The most active sellers can boost pay significantly Considered part of pay now Involvement in product selection Variable compensation

In-Flight Initiatives Cashless on-board by 2Q10 Improve FA sales technique, with input from Sales & Marketing dept Benefit the Company, benefit our FAs Improve productivity Branding our image Aircraft interiors Potential for new uniforms Towards the future

Customer Operations 126 full-time and 408 part-time employees 7-10 days training Nine support staff 29 management 70 cities served 19 cities -- Allegiant staff 51 cities – third-party service providers 32 different vendors Stations

Customer Operations Started to restructure group Streamlined reporting structure Training Costs Cooperate more closely with other departments Responded well since leadership change We perform ground handling at a few stations, including Las Vegas, St. Pete, Bellingham bases and 19 small cities Operations at most stations contracted out, including Orlando, Phoenix, LA & Ft. Lauderdale bases 51 small cities New leadership as of September

Customer Operations Control costs Manage staff – simplify process Point-to-point operation – no connections Automation is key Airport costs – redefining “fair and equitable treatment” Creative airport agreements Lease counter during operations not 24/7 Focus airports on non-airline revenue opportunities Parking Rental car Highlights – cost, cost, cost

Outsourcing All other things being equal, we prefer to outsource ground handling 32 ground-handling vendors across system We are responsible for training & standards at all of them Hard to manage billing, record-keeping, etc In our experience, some vendors are under-resourced Experimenting with reducing number, improving quality of vendors Packaged 12 stations (centered on & including Phoenix) WFS in Phoenix - November 2009 Evaluating proposals for operational and financial efficiency Expect this will lead to additional ground-handling package RFPs Having fewer vendors is better

Stations Initiatives Cashless stations – completed by 2Q10 Eliminates a lot of hassle, including dealing with armored cars More generally, rethink entire station process Part of a review/reshape of Allegiant customer experience One inspiration is Ryanair, which abolished airport check-in What Ryanair did may or may not be right for us But Ryanair’s willingness to challenge convention is admirable Bring the same level of attention to logistical, technical details Reduce costs! Towards the future

ALGT Investor Day November 12, 2009

ALGT Investor Day: Aircraft Tear-Downs Sean Hopkins, VP, Supply Management Jude Bricker, Director, Fleet Planning & Corporate Finance November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Context Three biggest components of maintenance expense are Heavy airframe maintenance Engine overhauls On-going parts & component expense for the airframe Buying aircraft for part-out has significantly reduced the above MD-80 prices in collapse, easy to access airframes w/ good engines Now replacing engines rather than overhauling them Providing supply of airframe parts & components at minimal prices Provides supply of parts for our multiple-small base strategy Have torn down nine aircraft to date, contracted for five more Identified tear-down aircraft pipeline through at least 2011 Tearing down aircraft saves significant maintenance expense

Active Parts Seller Changes nature of airline’s relationship with suppliers Being both a buyer and a seller provides us leverage in the market Avioserv: Represents around 50% of used MD-80 engine parts market We supply them with MD-80 engine parts, they use their capital to acquire parts for newer engine types Total sales of parts through Avioserv from tear-down of Allegiant supplied engines $3mm to date Given our activity in MD-80 tear-downs, Allegiant will almost certainly become the largest distributor of used MD-80 airframe parts in the world Our basis in these parts is near zero, we will be very competitive Likely to become biggest MD-80 part seller in the world

MD-80 Prices In Steady Decline Last Two Years Few operators present Allegiant only significant operator bidding Essentially other bidders buying MD-80s for scrap High execution risk for sellers No financing Declining demand for parts Allegiant only bidder able to transact in volume 2006 2009 Induction costs for part out aircraft includes upgrading engine thrust to place engine into service In-service costs Market factors

Engine Basics Engines lose efficiency over time Jet engine innards live in an extreme environment Engine blades degrade, gaps between blades and case develop, etc Eventually needs an overhaul (every ~5 years in case of Allegiant) Average overhaul costs ~$1mm, varies substantially by work scope and availability of used engine material Engine “material”: LLPs – life limited parts, parts with fixed cycle limit design life, which must be scrapped when hit limits Core – all marketable engine parts which are not LLPs Some useful engine facts

Engine Strategy

Don't buy material from OEMs

- New engine OEM material very expensive
  - New parts may be 3x more expensive than used, serviceable parts
  - OEM continues to drive list prices higher every year (8% in 2009)
  - New LLPs have 20,000 cycle life (=20 yrs @Allegiant) – too long!
    - Used LLPs with, say, 7000 cycles left much more useful to us
- We have ~100 engines – typical time between overhauls is five years
  - Therefore would expect ~20 overhauls/year at ~$1mm each
  - This year to date we've only done four overhauls for total of ~$2mm
  - Overhauls cheaper because we used our own material
- We may eventually have to revert to doing more overhauls but we're accumulating as much material as we can in preparation for that day

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Two Recent Engine Decisions A recent engine we overhauled for $800K A recent good-condition engine we bought, avoiding $800K overhaul

Effect on Engine Maintenance Costs On-going access to supply of high value/quality engines Allegiant ownership of aircraft/engines Flexible liens to allow engine substitutions (1110 protection) Access to cash – this is a cash intensive exercise Effective disposal of part-out engines Factors critical to reducing costs by purchase instead of repair Source: US DOT Form 41 (for American & Delta) (1) 10 months for Allegiant, 6 months for American and Delta

Airframe Facts

Airframe parts business nice byproduct of engine decisions

- As aircraft ages, major components continually overhauled/renewed
  - Even old aircraft have significant value in components
- We purchase part-out aircraft to extract engine value
  - Airframe assigned value of zero, regardless of age
  - Recovery of major airframe parts for near-zero cost a nice bonus
- Low cost replacement of components we would otherwise overhaul:
  - APU savings: ~$70K
  - Thrust reverser savings: ~$90K
  - Landing gear savings: ~$60K
- Tear-down airframes help supply low cost parts inventory to support growing fleet and additional maintenance bases
  - Example: spare horizontal stabilizer would otherwise cost $180K

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Rotable Part Savings Should Increase Further Factors critical to reducing costs by purchase instead of repair Supply Management group established within Finance in 3Q08 Reducing parts cost per departure through analysis (rotables are repairable, depreciable parts) Parts from airframe tear-downs should improve this performance further

ALGT Investor Day November 12, 2009

ALGT Investor Day Robert Ashcroft, VP Planning November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Planning & Pricing Network planning – where we fly Capacity planning – how much we fly on each route, which (as we have discussed before) can vary significantly by time of the year Schedule planning – when we fly Pricing – maximizing revenues once capacity is a given Multidimensional because we price ancillary products as well as basic air fare Also… investor relations… 24 people…

Minimal Direct Competition Head-to-head competition on only seven of 136 routes(1) Other airlines appear to see us as an annoyance, not a threat (1) As of October 22, 2009, according to published schedules

Competition Margin on western markets with competition slightly exceeded corporate average in 3Q09 United (likely correctly) ignores us on Eugene-Bay Area Our oldest route, Fresno-Las Vegas, continues as a profitable market with two competitors but US Airways is getting smaller there Los Angeles-Medford was one of most profitable 3Q09 routes Bellingham-Las Vegas has retaliatory (we think) Alaska presence, but continues to be very profitable AirTran started on/near four routes to Orlando in June – in 3Q09, our margin on those routes has slightly lagged the corporate average Recently, AirTran announced competing Orlando-Lexington service We will announce network adjustments in the next month to respond We are not a soft option Not a soft option

Growth – Utilization Block Hours/Aircraft/Day

Growth – Same Store Departures True same-store departure growth for a given month excludes: Routes flown in this year but not prior year or vice versa Routes flown for a partial month in one or more of prior or this year Room for upside in 1Q10, particularly in March

Growth – Network Biased more to the west than the east Las Vegas & Phoenix set the pace in 2009 If Allegiant had flown only Las Vegas routes in 2009, we’d have done better than we did Myrtle Beach an exception – performed well, we’ll look to do more Possibly one more “major destination” (destination that is also a base) We may establish another “small city” base, similar to our existing Bellingham base As always we will be guided by two principles: We want to remain highly profitable We’re a growth company, but we’ll sacrifice growth to ensure profitability 2010

Growth Current fleet, strategy: 15% CAGR over the next five years Over 300 more potential routes in the US, Canada, Mexico & Caribbean Further growth possible with additional fleet type to access markets such as longer-haul short-runway airports ASMs (bn) Large remaining unaddressed market

Growth Survey says: Honolulu Cancun Caribbean New York City Maui Bahamas Where our customers want us to go Source: Customer Survey, 2009 by Penn, Schoen and Berland Associates

ALGT Investor Day November 12, 2009

ALGT Investor Day: Heavy Airframe Checks Robert Barron, VP Maintenance November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Maintenance Expense Line Three main areas comprise maintenance expense line: Heavy airframe overhauls Heavy engine overhauls Parts & components Saving money on heavy engine overhauls and parts – see presentation by Sean Hopkins & Jude Bricker Why heavy airframe overhaul expense is lumpy – but largely predictable Agenda: explain why heavy airframe check expense is lumpy

Heavy Maintenance Programs – Airframes Heavy fuselage checks Allegiant follows Boeing’s MSG III maintenance program American Airlines/Tulsa Contract expires December 31, 2009 After RFP process, negotiating with two finalists for 2010 program AAR ATS American Airlines did not fully engage with our RFP process Great respect for American’s maintenance program Focused more on internal issues than on clients Vendor will change in 2010

Potential C-Check Vendors AAR A public company with $1bn market cap 2nd largest third-party MRO in North America Airframe heavy maintenance customers include: Southwest, Alaska, and AirTran ATS (formerly Goodrich in Everett, WA) Owned by Macquarie Group Largest single-site third-party MRO in North America Airframe heavy maintenance customers include: Southwest, Alaska and UPS High quality companies with long history in MRO business

C-Checks and Structural Checks “C-check” means all work done at time of C-check including S-checks Boeing MSG-III program – C-check 3600 hours or 18 months Low utilization implies C-check every 18 months We avoid high aircraft demand times (like Xmas, March) Structural or S-checks, detailed inspection of aircraft structure C check (including S-check) process requires: Great deal of advance planning Oversight by Allegiant personnel & management Unrelated work may be done at the same time, such as: Airworthiness Directives & Service Bulletins Landing gear replacement Unexpected issues “C-check” usually includes more than a C-check

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C-Check Patterns C-checks performed on a pattern, which is the same regardless of age Particular work package performed every 18 months Eight C-check cycle – 12 year pattern Can project C-check work/expense years in advance – predictable Lumpy expense – varies considerably by work package C-checks predictable – and lumpy C-check cycle takes 12 years

Structural Check Patterns Under Boeing MSG-III program, there are five types of S-check Each S-check repeats on its own calendar interval During a given C-check, one or more S-checks may be required Drives even more lumpy, but predictable expense S-checks are also predictable – but even more lumpy

Heavy Maintenance C-check & S-check expenses can be projected years in advance But expense varies depending on where aircraft is in C/S-check cycle Company C-check/S-check expenses also vary widely 18-month C-check intervals, not every aircraft is checked every year If heavy C-check/S-check required, overall heavy airframe maintenance expense will be above average 2009 was an expensive year (with 4Q09 a very expensive quarter) 2010 should be a less expensive year 2009 was an expensive year, 2010 should be lighter

ALGT Investor Day November 12, 2009

ALGT Investor Day Andrew Levy, President and CFO November 12, 2009

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance , future growth and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Highlights $mm Highly profitable YE3Q09 24% pre-tax margin Profitable last 27 quarters(1) Profitable every quarter of 2008 achieved without fuel hedges $163mm YE3Q09 EBITDAR(2) Growth: 2009 capacity est. 22% y/y Very strong balance sheet More cash than debt Ample liquidity $132mm free cash flow YE3Q09(2) Revenue Pre-tax Profit Pre-tax Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment (2) See GAAP reconciliation in Appendix

Best Margins Source: Company filings (%) LTM ended 3Q09 pre-tax margins Industry-leading margins

(1) All data based on reported LTM ending 9/30/2009 (2) Quarter-end adjusted debt equals total debt plus LTM aircraft rent capitalized at 7.0x; Adjusted net debt equals adjusted debt less unrestricted cash and short-term investments (3) End of the period data; includes aircraft on capital leases and owned aircraft on lease to third parties ALGT debt, cash & aircraft growth 3Q09 adjusted net debt/LTM revenues(1)(2) Source: Company financials Aircraft growth from internal resources Total Debt Cash & Short-Term Investments Owned Aircraft 22 28 41 42 ($MM) Strong Balance Sheet (3)

Best Costs – YE3Q09 Per Pax Cost / pax vs. stage length (1)(2) Cost / pax, ex-fuel vs. stage length (1)(2) Cost leader among US LCCs (1) Special charges and other one-time items are excluded (2) Vertical axis= cost per pax, horizontal axis = aircraft stage length in miles

Best Costs – YE3Q09 CASM CASM (cents) Ex-fuel CASM (cents) Source: Financials of respective companies

Best Costs – 3Q09 Stage Length Adjusted SL-adjusted CASM (cents) SL-adjusted ex-fuel CASM (cents) Source: Morgan Stanley

Industry Leading RASM (1) Data for YE3Q09 Closed distribution Own reservation system Ancillary revenue Demonstrated pricing power Total system RASM (1) Source: Company filings (¢)

Distribution Can only buy Allegiant air service from one source…Allegiant! Maximizes eyeballs of highly desirable customers on one website and creates revenue opportunities from: Advertising Sale of third party products Better CRM opportunities Very focused on monetizing brand value For air, lowest costs lets us charge lowest fares (with or without competition) – it’s the easy part Key is to leverage the brand equity we have developed – 97% approval ratings – and drive other revenue through our portal www.allegiantair.com Closed distribution is critical

Own Reservation System Vast majority of airlines use system owned by third party - GDS (e.g. Sabre) or new gen LCC system (such as Open Skies) Software enhancements driven by consensus Encourages commoditization – all can offer same products We can offer a differentiated product Uniquely (and quickly) tailored to meet our changing needs Key to our ancillary revenue strategy Only airline system with capability to bundle hotels and cars using merchant model and with the ability to handle any unbundling fees we can conceive Allegiant Information Systems (AIS) - key differentiator

Ancillary Revenue

Charging extra for the extras

- Third party products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access

Ancillary revenue / passenger (1)(2)


Ryanair
$13.11
ALGT
$33.35
0
10
20
30
40

- Unbundling the traditional product
  - Convenience fee ($14.00/pax; use of web site)
  - Assigned seat ($4.99-25/seg.)
  - Priority boarding ($4.99-8.50/seg.)
  - Checked bag ($15-$20/bag/seg.)
  - TripFlex ($7.99+/seg.; flexibility)
  - Booking fee ($10/seg.; call center)
  - On-board sales

Source: Company financials

(1) The average exchange rate for 3Q09 used to convert Ryanair figure into USD
(2) Represents 3Q09 ancillary revenue per scheduled passenger for Allegiant and quarter-ended Sep 30, 2009 ancillary revenue per passenger for Ryanair

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Las Vegas Airline Seat & Hotel Capacity Recent US Airways schedule rationalization latest blow Some capacity will be replaced, but not all TTM Sep 2010 seats -8% vs TTM Sep 2009 LTM Sep 2010 seats -19% vs peak (TTM Mar 2008) Number of YE09E rooms +6% from YE08 YE10E rooms +9% from YE08 Capacity trends likely to keep Las Vegas room rates under pressure Source: APGDAT.com & LVCVA

Strong Y/Y Hotel Performance We have periodic “fly-free” (second person flies free w/purchase of hotel room) promotions into Las Vegas This year’s promotion is way ahead of last year’s Our recent agreement with a local hotel group has helped drive volume Fly free period(1) Variance Average air fare -7.0% Cost/room night(2) -23.5% Air segments sold +33.6% …with hotel +66.9% Hotel take rate(3) +9.5pp Room nights booked +76.1% Gross profit(4) +41.1% Our 4Q “fly-free” promotion is materially ahead of last year (1) Booked travel for 2009 (11/1/09-11/9/09) and 2008 (10/19/08-10/27/08) (2) Cost to Allegiant (3) % of air segments sold that include a hotel purchase (4) Allegiant hotel revenues minus COGS

2009 Revenue Trends Compare 2009 month/month RASM trend to average of prior three years E.g. 2009 Feb/Jan vs average of 2006, 2007 and 2008 Feb/Jan) 2009 significantly underperformed in first six months of the year E.g. June is always better than May – this year it wasn’t as better as it was in the past three years Trend flipped in 2H09 – including our projections for Nov/Oct & Dec/Nov First Half Grim, Second Half Better Differential of monthly change in 2009 vs avg of monthly changes in 2006, 2007, 2008, dropping April/March in 2008 (because Easter was in that March) and last three monthly changes of 2008 (post Lehman Brothers collapse)

2009 Revenue Trends We expect Nov & Dec to be relatively good

Fleet Plan Yesterday executed deal for purchase of two – in service March 2010 Advanced negotiations for purchase to support growth in 2010 and 2011 Includes several aircraft for part out Highly suitable aircraft for our fleet (similar to others we operate) Excellent maintenance pedigree Challenge to continue to source similar quality aircraft Expect to end 2010 with 52 aircraft (at least) - implies adding 7 aircraft due to planned retirement of one MD87 in current fleet Expect to continue to add 6 to 8 aircraft per year Plan to retire remaining three MD87s in next couple years More MD-80s

Guidance 4Q09 Revenue Total scheduled revenue per passenger between $105 and $108 – best YoY comp since 1Q09 Scheduled service load factor 91% Costs Fuel QTD through November 9 - $35/pax ($1.93 per gallon) Ex-fuel projected to be about $60/pax (higher than original) Revenue Strengthening

Appendix

GAAP Reconciliation LTM 3Q09 EBITDAR $163mm = Net Income of $84mm + Provision for Income Taxes of $48mm + Other Expense of $1 mm + Depreciation & Amortization of $28mm + Aircraft Rent of $2mm YE3Q09 Free Cash Flow $132mm = Operating Income of $133mm + Depreciation & Amortization of $28mm - Capital expenditures of $29mm

ALGT Investor Day November 12, 2009